Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:

We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement (No. 33-91846) on Form N-4.

                               /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
August 19, 1997